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                                                                   EXHIBIT 10.1


                                   WAIVER AND
                                AMENDMENT NO. 8
                                       to
                          SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND AMENDMENT NO. 8 is entered into as of August 22, 2002, by and among AMERICAN TIRE DISTRIBUTORS, INC., formerly known as HEAFNER TIRE GROUP, INC., a Delaware corporation ("American Tire"), THE SPEED MERCHANT, INC., a California corporation (the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                             Preliminary Statement

         The Borrowers, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Loan and Security Agreement dated as of March 6, 2000, as amended by Amendment No. 1 dated as of July 20, 2000, Amendment No. 2 dated as of February 2, 2001, Amendment No. 3 dated as of February 14, 2001, Amendment No. 4 dated as of March 30, 2001, Amendment No. 5 dated as of August 10, 2001, Amendment No. 6 dated as of November 13, 2001 and Amendment No. 7 dated as of March 27, 2002 (the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined).

         An Event of Default under the Loan Agreement has occurred and is continuing, and the Borrowers have requested a waiver of such Event of Default from the Lenders. The Lenders are willing to waive such Event of Default subject to the terms and conditions contained herein, including the amendment of certain provisions of the Loan Agreement.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans outstanding thereunder, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Limited Waiver of Default. An Event of Default has occurred and currently exists under the Loan Agreement as a result of the Borrowers' breach of Section 11.1(b) and Schedule 11.1(b) of the Loan Agreement (the "Designated Default"). The Designated Default exists because of the failure by Borrowers to maintain a minimum fixed charge coverage ratio of 1.10 to 1 for the four Fiscal Quarters ending June 29, 2002. Borrowers represent and warrant that the Designated Default is the only Default or Event of Default that exists under the Loan Agreement and the other Loan Documents as of the date hereof. Subject to the provisions of SECTION 3 hereof, each Lender hereby waives the Designated Default in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of


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(a) any Default or Event of Default other than the Designated Default in existence on the date hereof or (b) each Borrower's obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, each Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

         Section 2. Amendments to Loan Agreement. Subject to the provisions of SECTION 3 hereof, the Loan Agreement is hereby amended as follows:

         (a) By deleting the reference to "pursuant to Section 11.4" from subsection (b)(iii) of the definition of "Debt" that is contained in Section
1.1 of the Loan Agreement.

         (b) By amending the definition of "Leverage Ratio" that is contained in Section 1.1 of the Loan Agreement to read as follows:

                  "Leverage Ratio" means as of any specified date, the ratio of
         (a) the sum of (without duplication) (i) total Debt of Heafner and its Consolidated Subsidiaries on a consolidated basis as of such date, including the aggregate principal amount of the Notes, as defined in and included in the Vendor Transaction Documents, PLUS (ii) the Letter of Credit Obligations, to (b) EBITDA - Heafner Group for the period of four consecutive Fiscal Quarters ended on or most recently before such date.

         (c) By deleting the definition of "Purchase Price" that is contained in Section 1.1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

                           "Purchase Price" means an amount equal to the total
                  consideration paid for such Acquisition, including all cash payments (whether classified as purchase price, noncompete payments, consulting payments, "earn out" or otherwise and without regard to whether such amount is paid in whole or in part at the closing of the Acquisition or over time thereafter, but excluding any finance charges attributable to deferred payments and excluding any salary or other employment compensation paid to a seller for the purpose of retaining such seller's services as an active employee of a Borrower or a Subsidiary), the principal amount of all Acquired Debt and of any Subordinated Debt owing to the seller, and the value (as determined by the board of directors of Heafner, including pursuant to the applicable purchase agreement between the relevant Borrower and the seller, in the case of any property, the fair value of which is not readily ascertainable) of all other property, other than capital stock of Heafner, transferred by Heafner to the seller.

         (d) By deleting from the preamble of Section 11.6 of the Loan Agreement the phrase "Declare or make any Restricted Distribution or Restricted Payment in any Fiscal Year which, when added to all other Restricted Distributions and Restricted Payments made in the same Fiscal Year of Heafner, would exceed $2,000,000;" and by substituting therefor the phrase


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"Declare or make any Restricted Distribution or Restricted Payment", and by
adding the following new subsection (c) to Section 11.6 that reads as follows:

         (c) any dividend or distribution with respect to the KS Preferred, provided, however, that at no time shall any such dividends or distributions exceed $1,000,000 in the aggregate in any Fiscal Year.

         Section 3. Effectiveness of Waiver and Amendment. (a) The provisions of SECTION 1 and SECTION 2 of this Waiver and Amendment shall become effective on the date (the "Waiver and Amendment Effective Date") on which the Administrative Agent shall have received (1) a waiver and amendment fee in the amount of $25,000, in immediately available funds (the "Waiver and Amendment Fee"), to be distributed by Administrative Agent as provided below, and (2) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender (terms defined in the Loan Agreement, as amended by this Waiver and Amendment, being used in this SECTION 2 as so defined):

         (i) this Waiver and Amendment duly executed by the Borrowers, the Subsidiary Guarantors and the Lenders;

         (ii) a certificate of the president or chief financial officer of American Tire stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, after giving effect to the Waiver and Amendment,

                  (A) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects on and as of the Waiver and Amendment Effective Date, and

                  (B)      no Default or Event of Default exists;

and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

         (iii) such other documents and instruments as the Administrative Agent may reasonably request.

         The Waiver and Amendment Fee shall be distributed by Administrative Agent to each Lender who executes this Waiver and Amendment in an amount equal to such Lender's Commitment Percentage; provided, that the denominator of such Commitment Percentage shall be the aggregate amount of all Commitments less the Commitment amount of any non-signing Lender.

         Section 4. Representations and Warranties. Each Loan Party hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Waiver and Amendment and the making of additional Loans under the Loan Agreement as amended hereby:


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         (a)      Authorization of Agreements. Each Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Waiver and Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Waiver and Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Loan Party and each is, or each when executed and delivered in accordance with this Waiver and Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

         (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Waiver and Amendment in accordance with its terms does not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval (that has not been obtained) or violate any Applicable Law relating to such Loan Party or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of such Loan Party or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Loan Party, any of its Subsidiaries or any of such Loan Party's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Loan Party or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Loan Party.

         Section 5. Effect of Waiver and Amendment. From and after the Waiver and Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Waiver and Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 6.        Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.


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         (b)      Governing Law. This Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.


                 [Remainder of page left intentionally blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and
Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                    BORROWERS:

                                    AMERICAN TIRE DISTRIBUTORS, INC.
                                    (formerly known as Heafner Tire Group, Inc.)
[CORPORATE SEAL]

Attest:                             By: /s/  William E. Berry
                                        ---------------------------------------
                                        Name: William E. Berry
/s/  J. Michael Gaither                 Title:  Executive Vice President & CFO
--------------------------
[Assistant] Secretary



                                    THE SPEED MERCHANT, INC.

[CORPORATE SEAL]

Attest:                             By: /s/  William E. Berry
                                        ---------------------------------------
                                        Name: William E. Berry
/s/  Laurie C. Heavner                  Title: Vice President & Treasurer
----------------------
[Assistant] Secretary

                                    By: /s/  J. Michael Gaither
                                        ---------------------------------------
                                        Name: J. Michael Gaither
                                        Title: Vice President & Secretary


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                                    FLEET CAPITAL CORPORATION, as
                                    Administrative Agent and as a Lender

                                    By: /s/ Stephen Y. McGehee
                                        ---------------------------------------
                                        Stephen Y. McGehee
                                        Senior Vice President


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                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    formerly known as FIRST UNION NATIONAL BANK, as Documentation Agent and as a Lender

                                    By: /s/ John T. Trainor
                                        ---------------------------------------
                                        Name: John T. Trainor
                                        Title: Director


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                                    TRANSAMERICA BUSINESS CAPITAL CORPORATION,
                                    as a Lender

                                    By: /s/  Dennis C. Snyder
                                        ---------------------------------------
                                        Name: Dennis C. Snyder
                                        Title: Senior Vice President


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                                    STANDARD FEDERAL BANK NATIONAL ASSOCIATION,
                                    formerly known as MICHIGAN NATIONAL BANK, as successor in interest to Mellon Bank, N.A., as a Lender

                                    By: LaSALLE BUSINESS CREDIT, INC.,
                                    its agent

                                        By: /s/ Patrick Aarons
                                           ------------------------------------
                                           Name: Patrick Aarons
                                           Title: Vice President


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                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    as a Lender

                                    By: /s/ John Thomas
                                        ---------------------------------------
                                        Name: John Thomas
                                        Title: Account Executive


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                                    SUBSIDIARY GUARANTORS:

                                    Acknowledged and consented to this 22nd day of August 2002:

                                    T.O. HAAS TIRE COMPANY, INC.

                                    By: /s/ J. Michael Gaither
                                        ---------------------------------------
                                        Name: J. Michael Gaither
                                        Title:   Vice President & Secretary

                                    T.O. HAAS HOLDING CO., INC.

                                    By: /s/ J. Michael Gaither
                                        ---------------------------------------
                                        Name: J. Michael Gaither
                                        Title:  Vice President & Secretary


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